UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  January 29, 2007

Real Mex Restaurants, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	333-116310	13-4012902
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5660 Katella Avenue, Suite 100 Cypress, CA		90630
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:  (562) 346-1200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Amendment of Senior Secured Revolving Credit Facilities

On January 29, 2007, Real Mex Restaurants, Inc. (the “Company”) entered into a Second Amended and Restated Revolving Credit Agreement pursuant to which its existing $15,000,000 revolving credit facility (the “Old Senior Secured Revolving Credit Facility”) and $25,000,000 letter of credit facility (the “Old Senior Secured Letter of Credit Facility”, together with the Old Senior Secured Revolving Credit Facility, the “Old Senior Secured Revolving Credit Facilities”), was refinanced with a new Agent and Administrative Agent, General Electric Capital Corporation, and a new $15,000,000 revolving credit facility (the “New Senior Secured Revolving Credit Facility”) and $25,000,000 letter of credit facility (the “New Senior Secured Letter of Credit Facility”, together with the New Senior Secured Revolving Credit Facility, the “New Senior Secured Revolving Credit Facilities”), maturing on January 29, 2009, were put into place, pursuant to which the Lenders agree to make loans and issue letters of credit to and on behalf of the Company and its subsidiaries.  General Electric Capital Corporation will act as agent and administrative agent with respect to the New Senior Secured Revolving Credit Facilities.

Obligations under the New Senior Secured Revolving Credit Facilities are guaranteed by all of the Company’s subsidiaries as well as by RM Restaurant Holding Corp., which wholly owns the Company and has made a first priority pledge of all of its equity interests in the Company as security for the Obligations.  Interest on the New Senior Secured Revolving Credit Facilities accrues pursuant to an Applicable Margin as set forth in the Second Amended and Restated Revolving Credit Agreement.  The New Senior Secured Revolving Credit Facilities are secured by, among other things, first priority pledges of all of the equity interests of the Company’s direct and indirect subsidiaries, and first priority security interests (subject to customary exceptions) in substantially all of the current and future property and assets of the Company and its direct and indirect subsidiaries, with certain limited exceptions.  In connection with the Company’s entrance into the New Senior Secured Revolving Credit Facilities, on January 29, 2007, the Company borrowed $7,400,000 under the New Senior Secured Revolving Credit Facility, the proceeds of which were used to pay down existing revolving borrowings under the Old Senior Secured Revolving Credit Facility.

The foregoing description of the New Senior Secured Revolving Credit Facilities is qualified in its entirety by reference to the Second Amended and Restated Revolving Credit Agreement which is attached as Exhibit 10.1 hereto, the Fourth Amendment to Credit Agreement and Amendment to Loan Documents which is dated as of October 5, 2006 (Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on October 6, 2006), the Amended and Restated Revolving Credit Agreement, dated as of March 31, 2004 (Exhibit 10.1 to the Company’s Registration Statement on Form S-4 (Registration No. 333-116310) filed on June 9, 2004), the Second Amendment and Consent, dated as of January 11, 2005 (Exhibit 10.3 to the Company’s Current Report on Form 8-K filed on January 18, 2005) and the Third Amendment, dated as of January 5, 2006 (Exhibit 10.23 to the Company’s Annual Report on Form 10-K filed on February 22, 2006), each of which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Second Amended and Restated Revolving Credit Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REAL MEX RESTAURANTS, INC.

Dated: February 2, 2007	By:	/s/ Steven Tanner
Steven Tanner
Chief Financial Officer

Exhibit Index

Exhibit No.	Description
10.1	Second Amended and Restated Revolving Credit Agreement